SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): January 21, 2014


                        ADVANCED CANNABIS SOLUTIONS, INC.
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                 (Name of Small Business Issuer in its charter)


         Colorado                  000-54457                 20-8096131
   ----------------------      --------------------     --------------------
  (State of incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)

                         7750 N. Union Blvd., Suite 201
                           Colorado Springs, Co 80920
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code:     (719) 590-1414


                               Promap Corporation
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement

     On January 21, 2014 the Company signed a definitive agreement with Full Circle Capital Corporation, a closed-end investment company. The agreement provides that the investment fund will initially provide $7.5 million to the Company in the form of Senior Secured Convertible Notes, subject to certain conditions. An additional $22.5 million can be borrowed by Company with the mutual agreement of the Company and the investment company.

     At least 95% of the loan proceeds will be used to acquire properties which the Company, consistent with its business plan, will lease to licensed cannabis growers.

     The six-year loan will be secured by real estate acquired with the loan proceeds and will require interest-only payments at a rate of 12% per year.

     The  initial  loan  can,  at any  time,  be  converted  into  shares of the
Company's common stock at a conversion price of $5.00 per share. It is contemplated that further advances will be convertible at 110% of the market price of the Company's stock on the day of advance, or the ten-day volume-weighted average price prior to the day of advance, whichever is lower. The investment fund also purchased warrants which allow the investment fund to purchase up to 1,000,000 shares of the Company's common stock at any time on or prior to January 21, 2017 at a price of $5.50 per share.

     The funding of the loan is subject to the execution of additional documents between the parties.

Item 3.02.  Unregistered Sales of Equity Securities

     The warrants described in Item 1.01 of this report were not registered under the Securities Act of 1933 and are restricted securities. The Company relied upon the exemption provided by Rule 506 of the Securities and Exchange Commission in connection with the sale of the warrants. The person which acquired these warrants was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of the warrants. The person who acquired the warrants acquired them for its own account. The warrants cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of the warrants.




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Item 9.01.  Financial Statements and Exhibits

Exhibit Number          Description

10.1                    Securities Purchase Agreement
10.2                    Warrant
10.3                    Registration Rights Agreement
10.4                    Form of Convertible Note
10.5                    Form of Guaranty
10.6                    Form of Security Agreement


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 24, 2014              ADVANCED CANNABIS SOLUTIONS, INC.


                                    By:/s/ Robert Frichtel
                                       ---------------------------------
                                       Robert Frichtel, Chief Executive Officer